UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2008

YTB International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-18412	20-2181181
(Commission File Number)	(IRS Employer Identification No.)

1901 East Edwardsville Road
Wood River, Illinois	62095
(Address of Principal Executive Offices)	(Zip Code)

(618) 655-9477

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On April 17, 2008, the Board of Directors of YTB International, Inc. (the “Company”) approved an amendment and restatement of the Company’s Code of Ethics (the “Code”), effective immediately. The amendment and restatement implements modernizing changes to the Code that do not alter the substantive scope of, or the requirements under, the Code, with respect to any of the matters described under Item 406(b) of Regulation S-K. In addition, the amendment and restatement does not impact the applicability of any substantive provision of the Code to any of the executive officers of the Company listed in Item 406(a) of Regulation S-K.

A copy of the Code, as amended and restated, is attached to this Current Report on Form 8-K as Exhibit 14.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

14.1	YTB International, Inc. Code of Ethics (amended and restated as of April 17, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YTB INTERNATIONAL, INC.

Date: April 17, 2008	By:	/s/ John Clagg
Name: John Clagg
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Description

14.1	YTB International, Inc. Code of Ethics (amended and restated as of April 17, 2008)